Exhibit 99.2 Enterprise Financial Services Corp 2026 Second Quarter Earnings Webcast

2 Some of the information in this report may contain “forward-looking statements” within the meaning of and intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements may include projections based on management’s current expectations and beliefs concerning future developments and their potential effects on Enterprise Financial Services Corp (the “Company” or “EFSC”) including, without limitation, plans, strategies and goals, and statements about the Company’s expectations regarding revenue and asset growth, financial performance and profitability, loan and deposit growth, liquidity, yields and returns, loan diversification and credit management, stockholder value creation and the impact of acquisitions. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “pro forma,” “pipeline” and other similar words and expressions. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made. Because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those anticipated in the forward-looking statements and future results could differ materially from historical performance. They are neither statements of historical fact nor guarantees or assurances of future performance. While there is no assurance that any list of risks and uncertainties or risk factors is complete, important factors that could cause actual results to differ materially from those in the forward-looking statements include the following, without limitation: our ability to efficiently integrate acquisitions into our operations, retain the customers of these businesses and grow the acquired operations; our ability to collect insurance proceeds from claims made related to tax recapture events; credit risk; changes in the appraised valuation of real estate securing impaired loans; outcomes of litigation and other contingencies; exposure to general and local economic and market conditions, high unemployment rates, higher inflation and its impacts (including U.S. federal government measures to address higher inflation), impacts of trade and tariff policies, U.S. fiscal debt, budget and tax matters (including the effect of a prolonged U.S. federal government shutdown), and any slowdown in global economic growth; risks associated with rapid increases or decreases in prevailing interest rates; our ability to attract and retain deposits and access to other sources of liquidity; changes in business prospects that could impact goodwill estimates and assumptions; consolidation within the banking industry; competition from banks and other financial institutions; the ability to attract and retain relationship officers and other key personnel; burdens imposed by federal and state regulation; changes in legislative or regulatory requirements, as well as current, pending or future legislation or regulation that could have a negative effect on our revenue and business, including rules and regulations relating to bank products and financial services; changes in accounting policies and practices or accounting standards; natural disasters (including wildfires and earthquakes); terrorist activities, war and geopolitical matters (including in Israel, Iran and Ukraine and the imposition of additional sanctions and export controls in connection therewith), or pandemics, or other health emergencies and their effects on economic and business environments in which we operate, including the related disruption to the financial market and other economic activity; and those factors and risks referenced from time to time in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, and the Company’s other filings with the SEC. The Company cautions that the preceding list is not exhaustive of all possible risk factors and other factors could also adversely affect the Company’s results. For any forward-looking statements made in this press release or in any documents, EFSC claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Annualized, pro forma, projected and estimated numbers in this document are used for illustrative purposes only, are not forecasts and may not reflect actual results. Readers are cautioned not to place undue reliance on any forward-looking statements. Except to the extent required by applicable law or regulation, EFSC disclaims any obligation to revise or publicly release any revision or update to any of the forward-looking statements included herein to reflect events or circumstances that occur after the date on which such statements were made. Forward-Looking Statements

3 Financial Highlights - 2Q26* Capital • Tangible Common Equity/Tangible Assets** 9.04%, compared to 9.01% • Tangible Book Value Per Common Share** $42.30, compared to $41.38 • CET1 Ratio 11.5%, compared to 11.7% • Issued $175.0 million of 6.25% fixed-to-floating rate subordinated notes due in 2036 • Quarterly common stock dividend of $0.34 per share in second quarter 2026 ($0.01 increase) • Quarterly preferred stock dividend of $12.50 per share ($0.3125 per depositary share) • Returned $22.9 million to stockholders through common stock repurchases • Net Income $40.9 million, down $8.4 million; EPS $1.09 • Net Interest Income $168.7 million, up $2.6 million; NIM 4.30% • PPNR** $68.2 million, down $2.2 million • ROAA 0.95%, compared to 1.16%; PPNR ROAA** 1.58%, compared to 1.65% • ROATCE** 10.39%, compared to 12.53% Earnings *Comparisons noted below are to the linked quarter unless otherwise noted. **A Non-GAAP Measure, Refer to Appendix for Reconciliation.

4 Financial Highlights, continued - 2Q26* Loans & Deposits • Loans $11.9 billion, up $199.6 million • Loan/Deposit Ratio 82.0% • Deposits $14.5 billion, down $21.8 million • Noninterest-bearing Deposits/Total Deposits 34% Asset Quality • Nonperforming Loans/Loans 0.64% • Nonperforming Assets/Assets 0.92% • Allowance Coverage Ratio 1.17%; 1.27% adjusted for guaranteed loans** • Net Charge-Offs $13.6 million *Comparisons noted below are to the linked quarter unless otherwise noted. **A Non-GAAP Measure, Refer to Appendix for Reconciliation.

5 2026 Priorities Improve Asset Quality • Reduce criticized and classified loans • Reduce nonperforming assets • Focused credit underwriting and monitoring Leverage Technology to Enhance Productivity and Efficiency • Expand use of existing technology framework • Evaluate business automation opportunities • Integrate manual procedures into automated workflow processes Organic Loan and Deposit Growth • Disciplined pricing • Expand existing relationships and new client acquisitions • Leverage investment in sales associates

6 Loan Details 2Q26** 1Q26** 2Q25 Qtr Change LTM Change C&I $ 2,628 $ 2,655 $ 2,317 $ (27) $ 311 CRE Investor Owned 2,903 2,763 2,548 140 355 CRE Owner Occupied 1,422 1,453 1,282 (31) 140 SBA loans* 1,237 1,231 1,249 6 (12) Sponsor Finance* 709 662 771 47 (62) Life Insurance Premium Financing* 1,250 1,208 1,156 42 94 Tax Credits* 725 702 708 23 17 Residential Real Estate 356 341 357 15 (1) Construction and Land Development 609 622 773 (13) (164) Consumer*** 53 56 248 (3) (195) Total Loans $ 11,892 $ 11,693 $ 11,409 $ 199 $ 483 *Specialty loan category. **Branch acquisition completed in October 2025. ***Certain loans were reclassified from Consumer and into other categories in the fourth quarter of 2025. Prior period amounts were not adjusted. $ In Millions

7 Loans By Region Specialty Lending $4,141 $4,076 $4,249 2Q25 1Q26* 2Q26* $ In Millions Midwest $3,186 $3,352 $3,277 2Q25 1Q26* 2Q26* Southwest $1,890 $2,345 $2,415 2Q25 1Q26* 2Q26* Excludes “Consumer” loans; Region Components: Midwest (St. Louis & Kansas City), Southwest (AZ, NM, Las Vegas, TX), West (Southern California); *Branch acquisition completed in October 2025. West $1,944 $1,864 $1,898 2Q25 1Q26* 2Q26*

8 Deposit Details 2Q26* 1Q26* 2Q25 Qtr Change LTM Change Noninterest-bearing demand accounts $ 4,910 $ 4,828 $ 4,322 $ 82 $ 588 Interest-bearing demand accounts 3,407 3,396 3,185 11 222 Money market accounts 3,945 4,059 3,676 (114) 269 Savings accounts 538 551 533 (13) 5 Certificates of deposit: Brokered 736 725 752 11 (16) Customer 967 965 849 2 118 Total Deposits $ 14,503 $ 14,524 $ 13,317 $ (21) $ 1,186 Deposit Verticals (included in total deposits)** $ 4,064 $ 4,002 $ 3,585 $ 62 $ 479 $ In Millions * Branch acquisition completed in October 2025 ** Total deposits excluding Deposit Verticals and brokered CDs decreased $94 million from 1Q26 and increased $723 million from 2Q25

9 Deposits By Region Deposit Verticals $3,585 $4,002 $4,064 2Q25 1Q26** 2Q26** $ In Millions Region Components: Midwest (St. Louis & Kansas City), Southwest (AZ, NM, Las Vegas, TX), West (Southern California) *Includes brokered balances **Branch acquisition completed in October 2025. Midwest* $6,340 $6,621 $6,558 2Q25 1Q26** 2Q26** West* $1,333 $1,277 $1,220 2Q25 1Q26** 2Q26** Southwest $2,059 $2,624 $2,661 2Q25 1Q26** 2Q26**

10 Differentiated Deposit Verticals Community Associations 38.6% Property Management 42.3% Legal Industry and Escrow Services 19.1% Community Associations $1.6 billion in deposit accounts specifically designed to serve the needs of community associations. Property Management $1.7 billion in deposits. Specializing in the compliance of Property Management Trust Accounts. Legal Industry and Escrow Services $777 million in deposits. Product lines providing services to independent escrow and non- depository trust companies. • $4.06 billion - 28% of total deposits • $4.16 billion - Average deposits for 2Q26 • $27.8 million - Related deposit costs in noninterest expense, resulting in an average deposit vertical cost of 2.69% in 2Q26 • $132.7 million - Average Deposits per Branch for FDIC Insured Banks with a deposit portfolio between $5-20B* ◦ 31 - The national deposit vertical portfolio is the equivalent of 31 traditional bank branches *Data Source: Deposit data as of June 30th, 2025, per the FDIC Summary of Deposits. 2Q25 3Q25 4Q25 1Q26 2Q26 Community Associations Property Management Legal Industry and Escrow Services $— $500 $1,000 $1,500 $2,000 $ In Millions

11 Core Funding Mix Commercial Business Banking Consumer $ In Millions Note: Brokered deposits were $982.2 million at 2Q26; 3.51% cost of funds Deposit Verticals 2Q26 Total Portfolio Average Account Size & Cost of Funds COMMERCIAL BUSINESS BANKING CONSUMER DEPOSIT VERTICALS Average account size ($ in thousands) 2Q26 $ 341 $ 78 $ 23 $ 99 1Q26 $ 326 $ 84 $ 24 $ 102 2Q25 $ 325 $ 81 $ 23 $ 104 Cost of funds 2Q26 2.00% 1.05% 1.38% 0.58% 1Q26 1.96% 1.26% 1.39% 0.61% 2Q25 2.21% 1.35% 1.53% 0.87% • ~80% of commercial deposits utilize Treasury Management services • ~90% of checking and savings accounts utilize online banking services • ~60% of commercial deposits have a lending relationship Overview 27% 35% 34% 41% 32% 18% 7% 6% 29% 27% 17% 20% 68% 7% 23% $4,959 $4,064$2,794$1,704 DDA IB DDA MMA SAV CD 1 yr or less CD > 1 yr

12 Earnings Per Share Trend - 2Q26 $1.30 $0.06 $(0.12) $(0.15) $(0.01) $0.01 $1.09 1Q26 Net Interest Income Noninterest Income Provision for Credit Losses Noninterest Expense Change in Shares 2Q26 Change in Diluted EPS

13 $152.8 $158.3 $168.2 $166.1 $168.7 4.21% 4.23% 4.26% 4.28% 4.30%4.33% 4.30% 3.90% 3.64% 3.63% Net Interest Income Net Interest Margin Avg Fed Funds Rate 2Q25 3Q25 4Q25 1Q26 2Q26 Net Interest Income Trend $ In Millions Net Interest Income 2Q25 3Q25 4Q25 1Q26 2Q26 Net Interest Income - FTE $ 155.5 $ 161.3 $ 171.7 $ 169.5 $ 172.1 Purchase Accounting Amortization/(Accretion) 0.4 0.6 (0.2) (0.5) (0.7) Adjusted Net Interest Income - FTE (Excluding Purchase Accounting) $ 155.9 $ 161.9 $ 171.5 $ 169.0 $ 171.4 Net Interest Margin 4.21% 4.23% 4.26% 4.28% 4.30 % Purchase Accounting Amortization/(Accretion) 0.01% 0.02% 0.00% (0.01) % (0.02) % Adjusted Net Interest Income - FTE (Excluding Purchase Accounting) 4.22% 4.25% 4.26% 4.27% 4.28%

14 Net Interest Margin 6.64% 6.64% 6.51% 6.38% 6.43% 3.86% 3.93% 4.02% 4.13% 4.21% 6.00% 5.99% 5.86% 5.77% 5.82% Earning asset yield Securities yield Loan yield 2Q25 3Q25 4Q25 1Q26 2Q26 2.70% 2.67% 2.46% 2.31% 2.30% 1.82% 1.80% 1.64% 1.52% 1.53% 2.81% 2.77% 2.52% 2.37% 2.39% Interest-bearing deposit rate Total cost of deposits Interest-bearing liabilities 2Q25 3Q25 4Q25 1Q26 2Q26 Components of Interest-bearing LiabilitiesComponents of Interest-earning Assets 4.28% 0.04% 0.03% (0.04)% (0.01)% 4.30% 1Q26 Loans Securities Funding Mix Deposits 2Q26 Margin Bridge

15 2 14 70 15 46 2Q25 3Q25 4Q25 1Q26 2Q26 $110 $174 $(75) $(108) $200 $292 45.9% 45.0% 43.9% 44.7% 46.7% Organic Loans Acquired Loans Avg Line Draw % 2Q25 3Q25 4Q25 1Q26 2Q26 2Q25 1Q26 2Q26 NPLs/Loans 0.93% 0.56% 0.64 % NPAs/Assets 0.71% 0.87% 0.92 % ACL/NPLs 137.2% 218.8% 182.9 % ACL/Loans** 1.38% 1.32% 1.27 % Annualized Net Charge-Offs to Average Loans Provision for Credit Losses* $3.5 $8.4 $9.2 $7.2 $14.2 2Q25 3Q25 4Q25 1Q26 2Q26 $ In Millionsbps bps bps bps bps $ In Millions Loan Growth and Average Line of Credit Utilization *Includes credit loss expense on loans, investments and unfunded commitments. **Excludes guaranteed loans. A Non-GAAP Measure, Refer to Appendix for Reconciliation. Credit Trends

16 $142.1 $10.7 $(13.6) $139.2 ACL 1Q26 Portfolio Changes Net Charge-offs ACL 2Q26 Allowance for Credit Losses on Loans $ In Millions • New loans and changes in composition of existing loans • Changes in risk ratings, past due status and reserves on individually evaluated loans • Changes in macroeconomic and qualitative factors $ In Millions 2Q26 Loans ACL ACL as a % of Loans Commercial and industrial $ 5,258 $ 77 1.46 % Commercial real estate 5,557 42 0.76 % Construction real estate 663 12 1.81 % Residential real estate 361 7 1.94 % Consumer 53 1 1.89 % Total $ 11,892 $ 139 1.17 % Reserves on sponsor finance, agricultural, and investor office CRE loans, which are included in the categories above, represented $31.6 million, $4.2 million, and $5.5 million, respectively. Total ACL as a percentage of loans excluding $939.3 million of government guaranteed loans was 1.27%*. Key Assumptions: • Reasonable and supportable forecast period is one year with a one year reversion period. • Forecast considers a weighted average of baseline, upside and downside scenarios. • Primary macroeconomic factors: ◦ Percentage change in GDP ◦ Unemployment ◦ Percentage change in Retail Sales ◦ Percentage change in CRE Index *A Non-GAAP Measure, Refer to Appendix for Reconciliation.

17 Noninterest Income Trend $20.6 $48.6 $25.4 $19.1 $13.5 $8.5 $6.8 $11.9 $8.8 $4.4 $32.1 $2.2 $(0.3) $3.2 $(0.2) $(1.7) $4.9 $4.9 $5.1 $5.3 $5.5 $2.4 $2.5 $2.6 $2.5 $2.5 $2.6 $2.6 $2.6 $2.7 $2.8 11.9% 23.5% 13.1% 10.3% 7.4% Other income Recaptured tax credit insurance proceeds* Tax credit income (loss) Deposit service charges Card services revenue Wealth management revenue Noninterest income/Total income 2Q25 3Q25 4Q25 1Q26 2Q26 $8.5 $6.8 $11.9 $8.8 $4.4 $2.1 $1.8 $2.2 $1.8 $3.1 $0.5 $0.6 $0.5 $0.4 $0.5 $2.6 $2.1 $1.9 $2.5 $2.4 $0.1 $0.3 $0.1 $0.1 $0.1$1.4 $0.3 $0.9 $1.1 $0.4 $0.5 $0.6 $0.2 $1.8 $0.3 $0.1 $6.2 $(0.3) $(0.3) $1.2 $1.1 $1.4 $(0.1) $(2.1) Miscellaneous income Servicing fees BOLI Swap fees CDE Private equity fund distribution Net gain (loss) on OREO Gain on SBA loan sales Net loss on sales of investment securities 2Q25 3Q25 4Q25 1Q26 2Q26 $ In Millions Noninterest Income Other Noninterest Income Detail *Represents anticipated proceeds from a pending insurance claim related to a third quarter 2025 solar tax credit recapture event.

18 Noninterest Expense Trend Noninterest Expense $ In Millions $25.1 $27.5 $28.6 $27.4 $28.9 $0.5 $0.6 $2.5 $24.8 $27.2 $27.5 $26.0 $27.8 $5.1 $4.9 $5.8 $5.9 $5.9 $50.2 $49.6 $50.1 $55.8 $53.1 59.3% 61.0% 58.3% 60.2% 61.1% $105.7 $109.8 $114.5 $115.1 $115.7 Other expense Acquisition costs Deposit costs Occupancy Employee compensation and benefits Core efficiency ratio* 2Q25 3Q25 4Q25 1Q26 2Q26 $25.1 $27.5 $28.6 $27.4 $28.9 $11.4 $12.6 $12.8 $11.3 $11.7 $4.8 $5.0 $5.2 $5.6 $6.0 $1.5 $2.2 $2.3 $1.6 $2.0 $3.4 $3.6 $3.2 $3.5 $4.0 $3.2 $3.4 $3.7 $4.0 $3.9 $0.8 $0.7 $1.4 $1.4 $1.3 Miscellaneous expense Data processing Professional fees FDIC and other insurance Loan, legal expenses Amortization expense 2Q25 3Q25 4Q25 1Q26 2Q26 *A Non-GAAP Measure, Refer to Appendix for Reconciliation. Other Noninterest Expense Detail

19 Capital Tangible Common Equity/Tangible Assets 9.42% 9.60% 9.07% 9.01% 9.04% Tangible Common Equity/Tangible Assets* 2Q25 3Q25 4Q25 1Q26 2Q26 *A Non-GAAP Measure, Refer to Appendix for Reconciliation. **Preliminary regulatory capital ratios. Regulatory Capital 10.0% 14.7% 14.4% 13.9% 13.9% 15.0% 6.5% 11.9% 12.0% 11.6% 11.7% 11.5% CET1 Tier 1 Total Risk Based Capital Minimum "Well Capitalized" Ratio 2Q25 3Q25 4Q25 1Q26 2Q26 8.0% 13.2% 13.3% 12.8% 12.9% EFSC Capital Strategy: Low Cost - Highly Flexible High Capital Retention Rate – Strong earnings profile – Sustainable dividend profile Supporting Robust Asset Growth – Organic loan and deposit growth – High quality M&A to enhance commercial franchise and geographic diversification Maintain High Quality Capital Stack – Minimize WACC over time (preferred, sub debt, etc.) – Optimize capital levels CET1 ~10%, Tier 1 ~12%, and Total Capital ~14% – $175 million aggregate principal amount of 6.25% fixed-to-floating rate subordinated notes issued during 2Q26 Maintain 8-9% TCE – Common stock repurchases – 382,083 shares repurchased at an average price of $59.93 during 2Q26 – M&A deal structures – Drives ROATCE above peer levels TBV and Dividends per Share $40.02 $41.58 $41.37 $41.38 $42.30 $0.30 $0.31 $0.32 $0.33 $0.34 TBV/Share* Dividends per Share 2Q25 3Q25 4Q25 1Q26 2Q26 12.7% **

Appendix

21 Investment Portfolio Breakout AFS & HTM Securities Obligations of U.S. Government- sponsored enterprises 3% Obligations of states and political subdivisions 39% Agency mortgage- backed securities 52% Corporate debt securities 3% U.S. Treasury bills 3% TOTAL $3.8 billion • Effective duration of 5.0 years balances the short 3-year duration of the loan portfolio • Cash flows next 12 months of approximately $645.8 million • 4.21% tax-equivalent yield • Municipal bond portfolio rated A or better • Laddered maturity and repayment structure for consistent cash flows Overview Total AFS (Fair Value) Total HTM (Fair Value) AFS Securities (Net Unrealized Loss) HTM Securities (Net Unrealized Loss) 2Q25 3Q25 4Q25 1Q26 2Q26 $— $1,000 $2,000 $3,000 $(200) $(100) $— $100 $ In Millions $348.6 $226.6 $575.8 $206.2 $437.5 5.30% 4.99% 4.61% 4.51% 5.03% Principal Cost Yield (TEQ) 2Q25 3Q25 4Q25 1Q26 2Q26 Investment Purchase Yield $ In Millions Investment Portfolio

22 EFSC Borrowing Capacity $6.7 $6.9 $6.6 $1.6 $1.5 $1.2 $3.0 $3.1 $3.0 $0.1 $0.1 $0.1 $2.0 $2.2 $2.3 46% 47% 46% FHLB borrowing capacity FRB borrowing capacity Fed Funds lines Unpledged securities Borrowing capacity/Deposits 4Q25 1Q26 2Q26 $ In Billions End of Period and Average Loans to Deposits 86% 85% 81% 81% 82%86% 84% 81% 81% 81% End of period Loans/Deposits Avg Loans/Avg Deposits 2Q25 3Q25 4Q25 1Q26 2Q26 • $1.2 billion available FHLB capacity • $3.0 billion available FRB capacity • $135.0 million in eight federal funds lines • $2.3 billion in unpledged investment securities • $552.1 million cash • $25.0 million available line of credit • Portfolio of saleable SBA loans • Investment portfolio/total assets of 22% • FHLB maximum credit capacity is 45% of assets $0.6 $0.5 $0.5 $0.4 $0.4 $0.6 $1.1 $1.6 $2.0 $2.4 Annual Cash Flows Cumulative Cash Flows 2026 2027 2028 2029 2030 Investment Portfolio Cash Flows* $ In Billions Strong Liquidity Profile *Trailing 12 months ending June 30 of each year Liquidity

23 Office CRE (Non-owner Occupied) Total $579.0 million Midwest 38.4% Southwest 37.6% West 19.5% Specialty 4.5% Office CRE Loans by Location Real Estate/ Rental/Leasing 87.8% Health Care and Social Assistance 3.7% Other 8.5% Office CRE Loans by Industry Type Size Average Risk Rating Number of Loans Balance Average Balance > $10 Million 5.44 16 $ 230.7 $ 14.4 $5-10 Million 5.36 14 94.1 6.7 $2-5 Million 5.43 47 150.7 3.2 < $2 Million 5.35 192 103.5 0.5 Total 5.37 269 $ 579.0 $ 2.2 Office CRE Loans by Size $ In Millions • Average loan-to-origination value 52% • 71% of loans have recourse to owners • Average debt-service coverage ratio (DSCR) of 1.52x • Average market occupancy of 88%; average rents of $24 psf • 42% Class A, 54% Class B, 4% Class C • $51.8 million unfunded commitments 23

24 Use of Non-GAAP Financial Measures The Company’s accounting and reporting policies conform to generally accepted accounting principles in the United States (“GAAP”) and the prevailing practices in the banking industry. However, the Company provides other financial measures, such as tangible common equity, PPNR, ROATCE, allowance coverage ratio adjusted for guaranteed loans, PPNR return on average assets (“PPNR ROAA”), core efficiency ratio, tangible common equity to tangible assets, and tangible book value per common share, in this release that are considered “non-GAAP financial measures.” Generally, a non-GAAP financial measure is a numerical measure of a company’s financial performance, financial position, or cash flows that exclude (or include) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP. The Company considers its tangible common equity, PPNR, ROATCE, allowance coverage ratio adjusted for guaranteed loans, PPNR return on average assets (“PPNR ROAA”), core efficiency ratio, tangible common equity to tangible assets, and tangible book value per common share, collectively “core performance measures,” presented in this earnings release and the included tables as important measures of financial performance, even though they are non-GAAP measures, as they provide supplemental information by which to evaluate the impact of certain non-comparable items, and the Company’s operating performance on an ongoing basis. Core performance measures exclude certain other income and expense items, such as the FDIC special assessment, acquisition costs, accrued insurance proceeds anticipated to be received as a result of recaptured tax credits, the net gain or loss on sales of fixed assets, the net gain or loss on other real estate owned (“OREO”), and the net gain or loss on sales of investment securities, that the Company believes to be not indicative of or useful to measure the Company’s operating performance on an ongoing basis. The attached tables contain a reconciliation of these core performance measures to the GAAP measures. The Company believes that the tangible common equity ratio provides useful information to investors about the Company’s capital strength even though it is considered to be a non-GAAP financial measure and is not part of the regulatory capital requirements to which the Company is subject. The Company believes these non-GAAP measures and ratios, when taken together with the corresponding GAAP measures and ratios, provide meaningful supplemental information regarding the Company’s performance and capital strength. The Company’s management uses, and believes that investors benefit from referring to, these non-GAAP measures and ratios in assessing the Company’s operating results and related trends and when forecasting future periods. However, these non-GAAP measures and ratios should be considered in addition to, and not as a substitute for or preferable to, ratios prepared in accordance with GAAP. In the attached tables, the Company has provided a reconciliation of, where applicable, the most comparable GAAP financial measures and ratios to the non-GAAP financial measures and ratios, or a reconciliation of the non-GAAP calculation of the financial measures for the periods indicated.

25 Reconciliation of Non-GAAP Financial Measures At ($ in thousands) June 30, 2026 March 31, 2026 December 31, 2025 September 30, 2025 June 30, 2025 STOCKHOLDERS’ EQUITY TO TANGIBLE COMMON EQUITY, TOTAL ASSETS TO TANGIBLE ASSETS, TANGIBLE BOOK VALUE PER COMMON SHARE, AND TANGIBLE COMMON EQUITY TO TANGIBLE ASSETS Stockholders’ equity (GAAP) $ 2,040,846 $ 2,022,204 $ 2,039,386 $ 1,982,332 $ 1,922,899 Less preferred stock 71,988 71,988 71,988 71,988 71,988 Less goodwill 416,968 416,968 416,968 365,164 365,164 Less intangible assets 18,228 19,525 21,175 6,140 6,876 Tangible common equity (non-GAAP) $ 1,533,662 $ 1,513,723 $ 1,529,255 $ 1,539,040 $ 1,478,871 Common shares outstanding 36,258 36,581 36,965 37,011 36,950 Tangible book value per common share (non-GAAP) $ 42.30 $ 41.38 $ 41.37 $ 41.58 $ 40.02 Total assets (GAAP) $ 17,399,009 $ 17,227,828 $ 17,300,884 $ 16,402,405 $ 16,076,299 Less goodwill 416,968 416,968 416,968 365,164 365,164 Less intangible assets 18,228 19,525 21,175 6,140 6,876 Tangible assets (non-GAAP) $ 16,963,813 $ 16,791,335 $ 16,862,741 $ 16,031,101 $ 15,704,259 Tangible common equity to tangible assets (non-GAAP) 9.04% 9.01% 9.07% 9.60% 9.42 % Quarter ended ($ in thousands) June 30, 2026 March 31, 2026 PRE-PROVISION NET REVENUE (PPNR) AND PPNR RETURN ON AVERAGE ASSETS (PPNR ROAA) Net interest income (GAAP) $ 168,716 $ 166,147 Noninterest income (GAAP) 13,478 19,088 Less gain on sales of fixed assets 687 — Less net loss on sales of investment securities (2,146) — Less net loss on OREO (302) (295) Less noninterest expense (GAAP) 115,739 115,137 PPNR (non-GAAP) $ 68,216 $ 70,393 Average assets $ 17,307,716 $ 17,311,103 PPNR ROAA (non-GAAP) 1.58% 1.65%

26 Reconciliation of Non-GAAP Financial Measures Quarter ended ($ in thousands) June 30, 2026 March 31, 2026 RETURN ON AVERAGE TANGIBLE COMMON EQUITY (ROATCE) Average stockholder’s equity (GAAP) $ 2,052,233 $ 2,076,504 Less average preferred stock 71,988 71,988 Less average goodwill 416,968 416,968 Less average intangible assets 18,860 20,419 Average tangible common equity (non-GAAP) $ 1,544,417 $ 1,567,129 Net income available to common stockholders (GAAP) $ 39,990 $ 48,424 ROATCE (non-GAAP) 10.39% 12.53 % At ($ in thousands) June 30, 2026 March 31, 2026 June 30, 2025 ALLOWANCE COVERAGE RATIO ADJUSTED FOR GUARANTEED LOANS Loans (GAAP) $ 11,892,399 $ 11,692,780 $ 11,408,840 Less guaranteed loans 939,255 935,409 913,118 Adjusted loans (non-GAAP) $ 10,953,144 $ 10,757,371 $ 10,495,722 Allowance for credit losses $ 139,238 $ 142,064 $ 145,133 Allowance for credit losses/loans (GAAP) 1.17% 1.21% 1.27 % Allowance for credit losses/adjusted loans (non-GAAP) 1.27% 1.32% 1.38%

27 Reconciliation of Non-GAAP Financial Measures Quarter ended ($ in thousands) June 30, 2026 March 31, 2026 December 31, 2025 September 30, 2025 June 30, 2025 CORE EFFICIENCY RATIO Net interest income (GAAP) $ 168,716 $ 166,147 $ 168,174 $ 158,286 $ 152,762 Tax-equivalent adjustment 3,418 3,320 3,477 3,045 2,738 Noninterest income (GAAP) 13,478 19,088 25,412 48,624 20,604 Less insurance recoveries1 — — — 32,112 — Less gain on sales of fixed assets 687 — — — — Less net loss on sales of investment securities (2,146) — (57) — — Less net gain (loss) on OREO (302) (295) 6,169 7 56 Core revenue (non-GAAP) $ 187,373 $ 188,850 $ 190,951 $ 177,836 $ 176,048 Noninterest expense (GAAP) $ 115,739 $ 115,137 $ 114,532 $ 109,790 $ 105,702 Less FDIC special assessment — — (652) — — Less amortization on intangibles 1,297 1,400 1,380 736 753 Less acquisition costs — — 2,548 609 518 Core revenue (non-GAAP) $ 114,442 $ 113,737 $ 111,256 $ 108,445 $ 104,431 Core efficiency ratio (non-GAAP) 61.1% 60.2% 58.3% 61.0% 59.3% 1Represents anticipated proceeds from a pending insurance claim related to a third quarter 2025 solar tax credit recapture event.